Exhibit 10(f)

Contract No. 113419

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)

TRANSPORTATION RATE SCHEDULE FTS

AMENDMENT NO. 3 DATED April 5, 2000

TO AGREEMENT DATED January 15, 1998 (Agreement)

1. [ ] Exhibit A dated April 5, 2000. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.

2. [ ] Exhibit B dated April 5, 2000. Changes Primary Delivery Point(s)/Secondary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3. [X] Exhibits A and B dated April 5, 2000. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

4. [X] Exhibit C dated April 5, 2000. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5. [X] Revise Agreement MDQ: [X] Increase [ ] Decrease
In Section 2. of Agreement substitute 90,000 MMBTU for 9,000 MMBTU.

[ ] Revise Agreement MAC: [ ] Increase [ ] Decrease

In Section 2. of Agreement substitute MMBtu for MMBtu.

6. [ ] Revise Service Options

Service option selected (check any or all):

[ ] LN [ ] SW [ ] NB

7. [ ] The term of this Agreement is extended through _______________________.

8. [ ] Other:____________________________

This Amendment No. 3 becomes effective October 15, 2000.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ David J. Devine	By: /s/ William E. Morrow

Name: David J. Devine	Name: William E. Morrow

Title: Vice President, Business Planning	Title: Vice President

EXHIBIT A

DATED: April 5, 2000

EFFECTIVE DATE: October 15, 2000

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY

CONTRACT: 113419

RECEIPT POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY RECEIPT POINT/S

1. SULPHUR/NGPL MAUD MILLER	MILLER	AR	3844	08	90,000
INTERCONNECT WITH NGC
ENERGY ON TRANSPORTER'S
MAUD LATERAL IN SEC. 33-T17S-
R28W, MILLER COUNTY, ARKANSAS

SECONDARY RECEIPT POINT/S

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

EXHIBIT B

DATED: April 5, 2000

EFFECTIVE DATE: October 15, 2000

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY

CONTRACT: 113419

DELIVERY POINT/S
	County/Parish		PIN		MDQ
Name / Location	Area	State	No.	Zone	(MMBtu/d)

PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE	LAKE	IL	900001	09	45,000
INTERCONNECT WITH NORTH
SHORE GAS COMPANY LOCATED IN
SEC. 12-T44N-R10E, LAKE COUNTY,
ILLINOIS

2. PGLC/NGPL OAKTON STREET COOK	COOK	IL	904174	09	45,000
INTERCONNECT WITH THE
PEOPLES GAS LIGHT AND COKE
COMPANY'S ON TRANSPORTER'S
HOWARD STREET LINE IN SEC. 26-
T41N-R13E, COOK COUNTY, ILLINOIS

SECONDARY DELIVERY POINT/S

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

EXHIBIT C

DATED April 5, 2000

EFFECTIVE DATE: October 15, 2000

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY

CONTRACT: 113419

Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by asegment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

EXHIBIT C

DATED April 5, 2000

EFFECTIVE DATE: October 15, 2000

COMPANY: THE PEOPLES GAS LIGHT AND COKE COMPANY

CONTRACT: 113419

Segment	Upstream	Forward/Backward	Flow Through
Number	Segment	Haul(Contractual)	Capacity
27	0	F	0
28	27	F	90,000
30	28	F	45,000
39	40	F	45,000
40	28	F	45,000